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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C., 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                          ----------------------------

                            Date of Report (Date of
                   Earliest event reported):  June 8, 1998

                                  OPTEL, INC.
                                  -----------
             (Exact name of registrant as specified in its charter)

           Delaware                                                   90-4495524
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(State or other jurisdiction                     (I.R.S. Employer Identification
of incorporation or organization)                        number)

                                   333-24891
                                   ---------
                            (Commission File Number)

          1111 West Mockingbird Lane, Suite 1000, Dallas, Texas 75247
          -----------------------------------------------------------
          (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (214) 634-3000
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ITEM 5:   OTHER MATERIALLY IMPORTANT EVENTS

     On June 8, 1998, the Registrant issued the press release attached hereto as Exhibit "A" announcing the filing with the Securities and Exchange Commission of a registration statement for a primary offering of shares of its Class A Common Stock.

ITEM 7.   EXHIBITS

     Press Release, dated June 8, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 8, 1998

                                        OpTel, Inc.
                                        -----------
                                        (Registrant)


                                        By:/s/ MICHAEL E. KATZENSTEIN
                                           ------------------------------------
                                           Name: Michael E. Katzenstein
                                           Title: Vice President, Legal Affairs,
                                                  General Counsel and
                                                  Secretary
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                                EXHIBIT INDEX
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Exhibit
  No.           Description                                     Page No.
-------         -----------                                     --------
  99            Press Release dated June 8, 1998